UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2020

CC Neuberger Principal Holdings II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39410	98-1545419
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 Park Avenue, 58th Floor
New York, NY	10166
(Address of principal executive offices)	(Zip Code)

(212) 355-5515

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fourth of one redeemable warrant	PRPB.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	PRPB	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	PRPB WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On August 4, 2020, CC Neuberger Principal Holdings II (the “Company”) consummated its initial public offering (the “IPO”) of 82,800,000 units (the “Units”), including the issuance of 10,800,000 Units as a result of the underwriters’ exercise of their over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (an “Ordinary Share”), and one-fourth of one redeemable warrant of the Company. Each whole warrant entitles the holder thereof to purchase one Ordinary Share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $828,000,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 18,560,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, to the Company’s sponsor, CC Neuberger Principal Holdings II Sponsor LLC (the “Sponsor”), generating gross proceeds to the Company of $18,560,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO except that, so long as they are held by the Sponsor or its permitted transferees: (1) they will not be redeemable by the Company; (2) they (including the Ordinary Shares issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by until 30 days after the completion of the Company’s initial business combination; (3) they may be exercised by the holders on a cashless basis; and (4) they (including the Ordinary Shares issuable upon exercise of these warrants) are entitled to registration rights.

A total of $828,000,000, comprised of proceeds from the IPO and the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at JP Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, the funds held in the trust account will not be released from the trust account until the earliest to occur of: (1) the completion of the Company's initial business combination; (2) the redemption of any public shares properly submitted in connection with a shareholder vote to approve an amendment to the Company's amended and restated memorandum and articles of association that would affect the substance or timing of the Company’s obligation to provide for the redemption of its public shares in connection with an initial business combination or to redeem 100% of its public shares if the Company has not consummated an initial business combination within 24 months from the closing of the IPO; and (3) the redemption of the Company's public shares if the Company has not completed its initial business combination within the allotted time frame, subject to applicable law.

In connection with the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Company registration statement (File No. 333-239875):

•	Amended and Restated Memorandum and Articles of Association of the Company.

•	An Underwriting Agreement, dated July 30, 2020, between the Company and Credit Suisse Securities (USA) LLC, as representative of the several underwriters.

•	A Warrant Agreement, dated August 4, 2020, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

•	A Letter Agreement, dated July 30, 2020, among the Company, the Sponsor and the Company’s officers and directors.

•	An Investment Management Trust Agreement, dated August 4, 2020, between the Company and Continental Stock Transfer & Trust Company, as trustee.

•	A Registration and Shareholder Rights Agreement, dated August 4, 2020, among the Company, the Sponsor and certain other security holders named therein.

•	An Administrative Services Agreement, dated July 30, 2020, between the Company and the Sponsor.

•	A Private Placement Warrants Purchase Agreement, dated July 30, 2020, between the Company and the Sponsor.

•	A Forward Purchase Agreement, dated August 4, 2020, between the Company and Neuberger Berman Opportunistic Capital Solutions Master Fund LP.

•	An Indemnity Agreement, dated July 30, 2020, between the Company and Chinh E. Chu.

•	An Indemnity Agreement, dated July 30, 2020, between the Company and Douglas Newton.

•	An Indemnity Agreement, dated July 30, 2020, between the Company and Charles Kantor.

•	An Indemnity Agreement, dated July 30, 2020, between the Company and Matthew Skurbe.

•	An Indemnity Agreement, dated July 30, 2020, between the Company and Jason K. Giordano.

•	An Indemnity Agreement, dated July 30, 2020, between the Company and Joel Alsfine.

•	An Indemnity Agreement, dated July 30, 2020, between the Company and James Quella.

On July 30, 2020, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
1.1	Underwriting Agreement, dated July 30, 2020, between the Company and Credit Suisse Securities (USA) LLC, as representative of the several underwriters.

3.1	Amended and Restated Memorandum and Articles of Association of the Company.

4.1	Warrant Agreement, dated August 4, 2020, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated July 30, 2020, among the Company, the Sponsor and the Company’s officers and directors.

10.2	Investment Management Trust Agreement, dated August 4, 2020, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration and Shareholder Rights Agreement, dated August 4, 2020, among the Company, the Sponsor and certain other security holders named therein.

10.4	Administrative Services Agreement, dated July 30, 2020, between the Company and the Sponsor.

10.5	Private Placement Warrants Purchase Agreement, dated July 30, 2020, between the Company and the Sponsor.

10.6	Forward Purchase Agreement, dated August 4, 2020, between the Company and Neuberger Berman Opportunistic Capital Solutions Master Fund LP.

10.7	Indemnity Agreement, dated July 30, 2020, between the Company and Chinh E. Chu.

10.8	Indemnity Agreement, dated July 30, 2020, between the Company and Douglas Newton.

10.9	Indemnity Agreement, dated July 30, 2020, between the Company and Charles Kantor.

10.10	Indemnity Agreement, dated July 30, 2020, between the Company and Matthew Skurbe.

10.11	Indemnity Agreement, dated July 30, 2020, between the Company and Jason K. Giordano.

10.12	Indemnity Agreement, dated July 30, 2020, between the Company and Joel Alsfine.

10.13	Indemnity Agreement, dated July 30, 2020, between the Company and James Quella.

99.1	Press Release, dated July 30, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CC Neuberger Principal Holdings II

Date: August 4, 2020	By:	/s/ Matthew Skurbe
	Name:	Matthew Skurbe
	Title:	Chief Financial Officer